UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19658 (Commission File Number)	75-2398532 (IRS Employer Identification No.)

6250 LBJ Freeway
Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Tuesday Morning Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on November 9, 2011.  At the Annual Meeting, the Company’s stockholders voted on each of the below proposals, which are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on September 28, 2011.  The final voting results of the Annual Meeting are set forth below.

Proposal 1 — Election of Directors — The Company’s stockholders elected Bruce A. Quinnell, William J. Hunckler, III, Kathleen Mason, David B. Green, Starlette Johnson and Sheldon I. Stein to serve as directors of the Company until their terms expire at the Company’s next annual meeting of stockholders.  The voting results for each of these individuals were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Bruce A. Quinnell	13,016,939	14,595,980	9,753,300
William J. Hunckler, III	15,061,224	12,551,695	9,753,300
Kathleen Mason	21,450,512	6,162,407	9,753,300
David B. Green	15,006,459	12,606,460	9,753,300
Starlette Johnson	19,667,755	7,945,164	9,753,300
Sheldon I. Stein	27,032,275	580,644	9,753,300

Proposal 2 — Ratification of the Selection of Independent Registered Public Accounting Firm — The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012. The voting results were 37,003,051 shares “For,” 354,694 shares “Against” and 8,474 abstentions.

Proposal 3 — Advisory Vote on Executive Compensation — The Company’s stockholders cast their votes with respect to the advisory vote on the Company’s executive compensation as follows: 10,061,023 shares “For,” 17,536,736 shares “Against,” 15,160 abstentions and 9,753,300 broker non-votes.

Proposal 4 — Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation — The Company’s stockholders cast their votes with respect to the advisory vote on the preferred frequency of future advisory votes on the Company’s executive compensation as follows: 24,685,186 shares for every “1 year,” 17,431 shares for every “2 years,” 2,883,283 shares for every “3 years,” 27,019 abstentions and 9,753,300 broker non-votes.

Consistent with a majority of the votes cast with respect to Proposal 4, the Company’s Board of Directors has determined that the Company will hold a stockholder advisory vote on the Company’s executive compensation once every year until the next required vote on the frequency of stockholder votes on the Company’s executive compensation as required pursuant to Section 14(A) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: November 10, 2011	By:	/s/ Stephanie Bowman
Stephanie Bowman
Executive Vice President and Chief
Financial Officer

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